UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7093

T. Rowe Price Summit Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Item 1: Report to Shareholders

Summit Cash Reserves Fund	April 30, 2011

The views and opinions in this report were current as of April 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Longer-term bonds offered modest gains over the past six months as yields rose in response to the continuing economic recovery and worries about longer-term inflation pressures. Even as the economy improved, however, the Federal Reserve gave no indication that it would drive short-term interest rates higher, which kept money market rates near 0%. Mortgage-backed securities (MBS) performed somewhat better than the investment-grade bond market as a whole but recorded only modest gains. The Summit Cash Reserves Fund recorded a nearly flat return in this environment, while the Summit GNMA Fund recorded a small gain and slightly outperformed its benchmarks.

ECONOMY AND INTEREST RATES

The U.S. economic recovery continued over the past six months. Healthy exports boosted the manufacturing sector, while slow but steady growth in consumer income and spending helped the service sector expand at a more modest pace. The labor market appeared to gain some momentum, with private employers adding to payrolls at an increased clip in the spring. The housing market remained especially weak, with home construction falling to record low levels while housing prices resumed their decline following the end of homebuyer tax incentives. According to the Commerce Department’s preliminary estimates, the economy slowed somewhat in the first quarter, although a weather-related decline in construction activity and an anomalous pullback in defense spending appeared largely to blame.

In November, Federal Reserve Chairman Bernanke announced another round of quantitative easing, dubbed QE2, in which the Fed would purchase up to $600 billion of Treasury securities through June 2011. The goal of the program was to put a ceiling on Treasury yields, thereby driving investors into riskier fixed income sectors and stocks. The Fed appeared to base its move on the theory that decreasing yields on riskier debt instruments such as corporate bonds and MBS facilitates borrowing and economic growth, while an appreciating stock market boosts consumer confidence through the “wealth effect.” By these criteria the results are hard to dispute—for instance, the S&P 500 returned 16.36% over the six-month period—despite concerns from many critics that QE2 will bring about future inflationary pressures.

Current inflationary pressures were largely subdued, although a sharp rise in gasoline prices alarmed many and eroded consumer purchasing power. Despite higher inflation expectations arising from the increase in energy and commodities prices, the Federal Reserve reported in April that its members expected “these effects to be transitory.” The Fed said it intends to complete its QE2 purchases at the end of June but made no indication that it would move to raise the fed funds target rate from its near-0% level any time soon.

Long-term Treasury yields rose through most of the period but fell back somewhat in April in response to weaker economic data and increased concerns about the credit situation in Europe. The increase in Treasury yields drove a corresponding rise in MBS yields, although the gap between MBS yields and the 10-year Treasury note—known as the yield spread—narrowed a bit as the period progressed. The yield on 90-day Treasury bills, a benchmark for money funds, compressed toward 0%.

SUMMIT CASH RESERVES FUND
Your fund returned 0.01% in the six months ended April 30, 2011, in line with the Lipper Money Market Funds Average. While the current extreme low-yield environment makes comparisons difficult, the fund remains highly ranked relative to its peers over longer time periods. (Based on cumulative total return, Lipper ranked the Summit Cash Reserves Fund 104 of 270, 38 of 255, 30 of 238, and 20 of 194 money market instrument funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2011, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

With the economy still slow to find its footing, the Federal Reserve’s quantitative easing program expected to continue through June, and futures markets predicting no change in the Fed’s interest rate policy until at least the second quarter of 2012, money market rates continued their grind ever lower. With the Fed’s 0.00% to 0.25% target for the federal funds rate in effect for almost two and a half years, the central bank has nearly succeeded in driving short-term rates to 0%. Investors have grabbed for what little remaining yield the market offers, but investment options within the money fund space continue to offer successively lower yields. Because of Securities and Exchange Commission rules mandating liquidity and limiting maturity, money market funds must operate primarily in the very front end of the yield curve—where maturities are shortest—where this downward pressure on rates is most acutely exhibited.

Money market rates moved lower over the past six months. Overnight Treasury collateralized repurchase (repo) rates averaged 0.09% versus 0.15% for the prior period and recently have traded as low as 0.01%. Three-month Treasury bill yields, which averaged 0.14% in the prior six-month period, averaged 0.11% over the past six months and currently stand at 0.03%. Meanwhile, LIBOR rates, an overnight interbank lending benchmark against which many money market issues are priced, moved in similar fashion: 90-day rates moved 0.11% lower to end at 0.30%. Municipal variable rate demand notes, which make up a significant portion of the portfolio, moved lower by 0.01%, averaging 0.26% over the period.

Our investment strategy remains largely unchanged from last period. We continue to believe that this extraordinary period of accommodative Fed policy will remain in effect for an extended period of time. We remain highly selective on credit risk, particularly about banks and other financial institutions. Within the sector, we are especially cautious about European exposure, preferring instead to direct our non-U.S. investments toward solid Canadian and Australian banks. Our municipal debt position continues to offer us yield and liquidity advantages, and in most cases this debt is backed by high-quality bank letters of credit.

Our outlook on rates has led us to maintain a weighted average maturity toward the longer end of our permissible range (up to 60 days). However, as longer-dated investments are becoming increasingly less attractive, we might see the portfolio’s average maturity become shorter in the coming months.

SUMMIT GNMA FUND
The Summit GNMA Fund returned 1.18% over the six months ended April 30, 2011, modestly outperforming the Barclays Capital U.S. GNMA Index’s return of 1.12% and the Lipper GNMA Funds Average’s return of 1.02%. The fund’s performance continued to compare favorably with the majority of its peers over longer time periods. (Based on cumulative total return, the fund was ranked 19 of 68, 29 of 63, 28 of 56, and 16 of 46 GNMA funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2011, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Fixed income spread sectors—those that offer more yield and credit risk than Treasuries—offered modest absolute returns but fared well on a relative basis over the past six months. MBS guaranteed by Ginnie Mae, which compose the bulk of the Summit GNMA Fund, bested Treasuries by 1.9% during the period and outperformed the broader mortgage market, which also includes MBS backed by Fannie Mae and Freddie Mac. Non-GNMA securities held in the fund also outperformed Treasuries. For example, securities backed by commercial real estate loans (CMBS) surpassed Treasury returns by 2.9%. This performance is particularly impressive given some of the obstacles facing the financial markets over the period, such as geopolitical strife in the Middle East and North Africa, continued European fiscal challenges, and the terrible natural disasters that occurred in Japan in March.

MBS continued to benefit from favorable technical factors. Demand was strong from traditional investors such as money managers and banks. In addition, real estate investment trusts, or REITs, emerged as a solid source of demand. Because REITs use leverage, they have benefited from the steep yield curve, which allows them to borrow cheaply short term and invest in MBS at higher rates over the longer term. On the supply side, net issuance of new securities remained low, also supporting prices.

Finally, the combination of a tightening in credit underwriting and stable but higher interest rates over the course of the last six months provided a favorable fundamental backdrop for MBS. Many homeowners remain “under water” on their homes, with the balance of their loan higher than the value of their house. When combined with still-tight credit conditions, the environment makes it quite difficult to take advantage of low rates by prepaying an old mortgage and securing a new one. What was bad news for homeowners was in this case good news for investors, who benefited from interest income for a longer period of time than would have been the case if prepayments had risen.

Much of our time is dedicated to careful selection of MBS pools with both appealing valuations and structures that respond well to changes in interest rates. To benefit from the slow prepayment environment described above, the fund holds several positions in interest-only MBS in addition to standard MBS pools, which excelled over the period. Likewise, a modest allocation to top-tier, AAA rated CMBS has been a positive contributor to performance.

Valuations within the mortgage sector appear fair following the strong performance the sector delivered over the course of the last few years. Muted refinance activity, a stable interest rate environment, and robust demand for the asset class may continue to support valuations in the near term. Of course, if interest rates start to rise in a meaningful way, mortgage bond prices will suffer. The fund is positioned to beat its benchmark if rates rise, though we expect rate increases to be modest in the current economic environment.

OUTLOOK

Despite the many challenges facing the global economy, we expect continued gradual improvement in the pace of the U.S. recovery. Our internal projections call for gross domestic product to grow 3.1% in 2011, which is slightly above consensus. We also expect the Fed to tighten policy gradually, including bringing an end to QE2 in June and using other tools at its disposal over the course of 2012. Continued growth and gradually rising inflation pressures, combined with the federal government’s massive borrowing needs, are eventually likely to place upward pressure on interest rates. This could enable fixed income investors to earn higher income, but it could also mean bond price declines.

Successfully navigating a sputtering economic recovery, global geopolitical turbulence, and uncertainty around future public policy remains of utmost importance for investors. The voracious appetite for yield in an environment of all-time low interest rates seems to be overwhelming these broader concerns for many. We will continue to rely on our risk-aware approach, however, seeking to capture what yields are possible in this environment while protecting shareholders from any pitfalls that remain.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund

Andrew McCormick
Chairman of the Investment Advisory Committee
Summit GNMA Fund

May 18, 2011

Each fund’s committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

RISK OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

RISK OF GNMA INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

Asset-backed securities: Bonds whose payments are backed by a pool of receivables or other financial assets.

Barclays Capital U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Basis point: One one-hundredth of one percentage point, or 0.01%.

Call protection: Any of a number of provisions that prohibits a bond’s early redemption for a given period.

Collateralized mortgage obligation: Bonds backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk.

Commercial mortgage-backed securities (CMBS): Bonds backed by loans on commercial rather than residential properties.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

LIBOR: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories by Lipper Inc.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 3/31/11	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years
Summit Cash Reserves Fund	0.01%	-0.12%	0.01%	2.31%	2.14%
Summit GNMA Fund	–	–	5.24	6.00	5.23

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal periods. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

Expense Ratio

Summit Cash Reserves Fund	0.45%
Summit GNMA Fund	0.67

The expense ratio shown is as of the fund's fiscal year ended 10/31/10. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 4/30/11‡	Year Ended 10/31/10‡	10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡
NET ASSET VALUE						
Beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Investment activities						
Net investment income	–(1)(2)	–(1)(2)	0.01	0.03	0.05	0.04
Distributions						
Net investment income	–(2)	–(2)	(0.01)	(0.03)	(0.05)	(0.04)
NET ASSET VALUE						
End of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Ratios/Supplemental Data						
Total return(3)	0.01%(1)	0.01%(1)	0.60%	3.18%	5.05%	4.49%
Ratio of total expenses to average net assets	0.33%(1)(5)	0.37%(1)	0.49%(4)	0.46%(4)	0.45%	0.45%
Ratio of net investment income to average net assets	0.01%(1)(5)	0.01%(1)	0.62%	3.09%	4.93%	4.43%
Net assets, end of period (in millions)	$ 5,441	$ 5,549	$ 5,961	$ 6,488	$ 5,457	$ 4,829

‡ Per share amounts calculated using average shares outstanding method.

(1) Includes the effect of voluntary management fee waivers of 0.12% and 0.08% of average net assets for the periods ended 4/30/11 and 10/31/10, respectively (see Note 5).

(2) Net investment income and distributions round to less than $0.01 per share.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Includes participation fees related to the Treasury's Temporary Guarantee Program for Money Market Funds equal to 0.04% and 0.01% of average net assets for the years end 10/31/09 and 10/31/08, respectively.

(5) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
ASSET BACKED COMMERCIAL PAPER 5.3%		
Amsterdam Funding, 0.28%, 5/27/11 (1)	500	500
Amsterdam Funding, 0.28%, 6/6/11 (1)	21,000	20,994
Fairway Finance, VR, 0.254%, 7/19/11 (1)	25,000	25,000
Market Street Funding, 0.28%, 6/7/11 (1)	6,500	6,498
Market Street Funding, 0.29%, 5/12/11 (1)	16,534	16,532
Market Street Funding, 0.29%, 5/17/11 (1)	18,668	18,666
Market Street Funding, 0.29%, 5/18/11 (1)	17,570	17,568
Market Street Funding, 0.29%, 5/20/11 (1)	14,218	14,216
MetLife Short Term Funding, 0.80%, 9/9/11 (1)	27,850	27,769
MetLife Short Term Funding, 0.83%, 8/8/11 (1)	26,000	25,941
MetLife Short Term Funding, 0.85%, 8/16/11 (1)	43,000	42,891
Windmill Funding, 0.28%, 6/2/11 (1)	30,000	29,992
Windmill Funding, 0.29%, 5/25/11 (1)	39,965	39,957
Total Asset Backed Commercial Paper (Cost $286,524)		286,524
CERTIFICATES OF DEPOSIT 18.0%		
Bank of Montreal (Chicago), VR, 0.301%, 9/29/11 (2)	75,000	75,000
Bank of Montreal (Chicago), VR, 0.313%, 11/23/11 (2)	21,000	20,999
Bank of Nova Scotia, 0.25%, 10/24/11 (3)	24,450	24,450
Bank of Tokyo Mitsubishi, 0.30%, 5/18/11 (2)	54,500	54,500
Bank of Tokyo Mitsubishi, 0.30%, 7/20/11 (2)	25,000	25,000
Barclays Bank, VR, 0.775%, 7/19/11 (2)	49,750	49,750
BNP Paribas, 0.35%, 6/1/11 (3)	50,000	50,000
BNP Paribas, VR, 0.621%, 11/28/11 (2)	25,000	25,016
National Australia Bank, VR, 0.261%, 10/7/11 (2)	49,700	49,700
National Bank of Canada, 0.79%, 7/11/11 (2)	50,000	50,035
National Bank of Canada, VR, 0.39%, 9/19/11 (2)	50,000	50,000
Nordea Bank Finland, 0.42%, 7/28/11 (2)	38,000	38,003
Rabobank Nederland, VR, 0.301%, 11/10/11 (2)	13,800	13,803

Rabobank Nederland, VR, 0.308%, 4/24/12 (2)	50,000	50,000
Royal Bank of Canada, VR, 0.27%, 11/10/11 (2)	75,000	75,000
Royal Bank of Canada, VR, 0.29%, 8/15/11 (2)	49,750	49,750
Royal Bank of Scotland, VR, 0.513%, 8/23/11 (2)	75,000	75,000
Societe Generale, 0.855%, 1/25/12 (2)	29,000	29,001
Societe Generale, VR, 0.581%, 10/14/11 (2)	50,000	50,000
Toronto-Dominion Bank, VR, 0.264%, 5/19/11 (2)	25,000	25,000
UBS, 0.30%, 5/9/11 (2)	50,000	50,000
Westpac Banking, VR, 0.34%, 8/29/11 (2)	49,750	49,750
Total Certificates of Deposit (Cost $979,757)		979,757

FINANCIAL COMPANY COMMERCIAL PAPER 12.2%

ASB Finance (London), VR, 0.371%, 3/23/12 (1)	50,000	49,999
BNP Paribas Finance, 0.51%, 7/18/11	43,830	43,782
Commonwealth Bank of Australia, VR, 0.32%, 10/6/11 (1)	12,000	11,999
Commonwealth Bank of Australia, VR, 0.322%, 8/8/11 (1)	60,000	59,998
Danske, 0.26%, 7/20/11	25,000	24,985
Danske, 0.285%, 6/6/11	45,500	45,487
Danske, 0.32%, 5/17/11	29,800	29,796
DnB NOR Bank, 0.37%, 12/5/11 (1)	36,200	36,119
DnB NOR Bank, VR, 0.359%, 9/28/11 (1)	41,000	41,000
Lloyds TSB Bank, 0.235%, 7/26/11	49,450	49,422
National Australia Funding, 0.345%, 6/1/11	26,000	25,992
Nordea North America, 0.37%, 7/7/11	50,000	49,966
Societe Generale North America, 0.40%, 5/17/11	30,000	29,995
Standard Chartered Bank, 0.30%, 5/2/11 (1)	30,218	30,218
Standard Chartered Bank, 0.64%, 1/20/12 (1)	50,000	49,765
Sumitomo Mitsui Banking, 0.305%, 7/12/11 (1)	25,000	24,985
Westpac Banking, 0.35%, 6/7/11 (1)	34,000	33,988

Westpac Securities, 0.40%, 7/5/11 (1)	25,000	24,982
Total Financial Company Commercial Paper (Cost $662,478)		662,478

GOVERNMENT AGENCY DEBT 0.9% (4)

Federal Home Loan Bank, 0.45%, 3/6/12	25,000	25,000
Federal Home Loan Bank, 0.46%, 3/14/12	25,000	25,000
Total Government Agency Debt (Cost $50,000)		50,000

OTHER COMMERCIAL PAPER 15.7%

Baltimore County, GO, TECP, 0.29%, 5/3/11	17,000	17,000
Baptist Memorial Health Care, TECP, 0.36%, 8/4/11	14,500	14,500
Baptist Memorial Health Care, TECP, 0.37%, 7/19/11	12,500	12,500
Catholic Health Initiatives, TECP, 0.42%, 9/14/11	10,000	10,000
Catholic Health Initiatives, TECP, 0.42%, 10/19/11	21,000	21,000
Catholic Health Initiatives, TECP, 0.45%, 5/6/11	29,500	29,500
Catholic Health Initiatives, TECP, 0.49%, 7/14/11	15,000	15,000
ENI Finance, 0.55%, 9/12/11 (1)	26,900	26,845
European Investment Bank, 0.425%, 6/28/11	50,000	49,966
GDF Suez, 0.30%, 6/8/11 (1)	25,000	24,992
Harris County, GO, TECP, 0.31%, 5/16/11	52,040	52,040
Harris County, GO, TECP, 0.31%, 5/17/11	15,000	15,000
Houston, Combined Utility, TECP, 0.31%, 6/7/11	14,510	14,510
Houston, Combined Utility, TECP, 0.32%, 6/2/11	9,000	9,000
Inova Health, 0.35%, 5/4/11	14,500	14,500
Maryland HHEFA, Johns Hopkins Health, TECP, 0.30%, 5/4/11	12,050	12,050
Metropolitan Atlanta Rapid Transit Auth., TECP, 0.31%, 5/13/11	21,500	21,500
Metropolitan Transportation Auth., TECP, 0.34%, 8/4/11	11,900	11,900
Montgomery County, GO, TECP, 0.31%, 6/10/11	12,250	12,250
Providence Health & Services, TECP, 0.30%, 6/22/11	9,500	9,500

OTHER NOTES 3.9%		
Bear Stearns, 0.523%, 8/15/11	10,000	10,005
Bear Stearns, VR, 5.35%, 2/1/12	15,837	16,403
CNH Equipment Trust, Series 2010-C, Class A1 0.427%, 12/9/11	17,369	17,369
European Investment Bank, 5.25%, 6/15/11	18,000	18,101
Hewlett-Packard, VR, 1.361%, 5/27/11	9,000	9,007
JPMorgan Chase, VR, 0.403%, 2/22/12	12,250	12,254
JPMorgan Chase, VR, 1.06%, 6/13/11	8,500	8,508
Nordea Bank, VR, 0.344%, 8/18/11 (5)	10,000	10,000
Nordea Bank, VR, 0.414%, 6/20/11 (5)	5,100	5,100
Rabobank Nederland, VR, 0.319%, 10/17/11 (5)	24,750	24,749
Santander Drive Auto Receivables Trust Series 2010-B, Class A1, 0.374%, 12/15/11 (5)	7,887	7,887
Toyota Motor Credit, VR, 0.393%, 8/22/11	49,750	49,750
Toyota Motor Credit, VR, 0.523%, 6/27/11	24,000	24,000
Total Other Notes (Cost $213,133)		213,133
TREASURY DEBT 1.8%		
U.S. Treasury Bills, 1.125%, 1/15/12	50,000	50,285
U.S. Treasury Bills, 1.375%, 3/15/12	50,000	50,434
Total Treasury Debt (Cost $100,719)		100,719
VARIABLE RATE DEMAND NOTES 38.0%		
Albany IDA, College of Saint Rose, VRDN, 0.35%, 5/2/11	10,850	10,850
Allen County, Catholic Healthcare Partners, VRDN 0.25%, 5/2/11	14,350	14,350
California HFA, Kaiser Permanente, VRDN, 0.23%, 5/6/11	37,955	37,955
California Housing Fin. Agency, Multi-Family, VRDN 0.20%, 5/6/11	10,730	10,730

Dormitory Auth. of the State of New York, Catholic Health VRDN, 0.28%, 5/6/11	2,470	2,470
Dormitory Auth. of the State of New York, Rockefeller Univ. VRDN, 0.25%, 5/6/11	9,200	9,200
Dormitory Auth. of the State of New York, Rockefeller Univ. VRDN, 0.25%, 5/6/11	21,500	21,500
East Bay Municipal Utility Dist., VRDN, 0.20%, 5/6/11	13,000	13,000
Fairfax County IDA, Inova Health, VRDN, 0.26%, 5/2/11	8,905	8,905
Fulton County Dev. Auth., Woodruff Arts Center, VRDN 0.27%, 5/6/11	10,500	10,500
Georgia, GO, VRDN, 0.65%, 5/6/11	36,228	36,228
Georgia Private Colleges & Univ. Auth., Emory Univ., VRDN 0.19%, 5/6/11	47,125	47,125
Georgia Private Colleges & Univ. Auth., Emory Univ., VRDN 0.19%, 5/6/11	9,565	9,565
Georgia Private Colleges & Univ. Auth., Emory Univ., VRDN 0.19%, 5/6/11	49,150	49,150
Gregg County Health Fac. Dev. Corp., Good Shepherd Health VRDN, 0.30%, 5/2/11	30,800	30,800
Guilford County, GO, VRDN, 0.26%, 5/6/11	80,510	80,510
Guilford County, GO, VRDN, 0.26%, 5/6/11	2,600	2,600
Harris County Health Fac. Dev. Corp., Baylor College of Medicine, VRDN, 0.23%, 5/2/11	19,600	19,600
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. VRDN, 0.26%, 5/2/11	11,345	11,345
Houston, Combined Utility, VRDN, 0.23%, 5/6/11	21,850	21,850
Houston, Combined Utility, VRDN, 0.24%, 5/6/11	21,460	21,460
Illinois Fin. Auth., Central Dupage Health, VRDN, 0.26%, 5/2/11	6,880	6,880
Illinois Fin. Auth., Northwestern Memorial Hosp., VRDN 0.27%, 5/6/11	52,250	52,250
Illinois Fin. Auth., Univ. of Chicago, VRDN, 0.22%, 5/6/11	70,022	70,022
Illinois Fin. Auth., Univ. of Chicago Medical Center, VRDN 0.20%, 5/2/11	5,055	5,055

Illinois HFA, Northwest Community Hosp., VRDN, 0.29%, 5/2/11	17,000	17,000
Illinois Toll Highway Auth., VRDN, 0.20%, 5/6/11	10,000	10,000
Illinois Toll Highway Auth., VRDN, 0.23%, 5/6/11	30,000	30,000
Indiana Fin. Auth., Indiana Univ. Health, VRDN, 0.24%, 5/6/11	6,525	6,525
Indiana Fin. Auth., Trinity Health, VRDN, 0.22%, 5/6/11	47,280	47,280
Iowa Fin. Auth., Iowa Health, VRDN, 0.26%, 5/2/11	14,250	14,250
Jacksonville Electric Auth., VRDN, 0.24%, 5/6/11	36,095	36,095
Jacksonville HFA, Baptist Health, VRDN, 0.23%, 5/2/11	11,080	11,080
Jacksonville HFA, Baptist Health, VRDN, 0.25%, 5/2/11	27,785	27,785
Johnson City Health & Ed. Fac. Board, Mountain States Health Alliance, VRDN, 0.25%, 5/6/11	10,000	10,000
Johnson City Health & Ed. Fac. Board, Mountain States Health Alliance, VRDN, 0.27%, 5/6/11	10,300	10,300
Kansas DOT, VRDN, 0.21%, 5/6/11	20,000	20,000
Kentucky Economic Dev. Fin. Auth., Baptist Healthcare VRDN, 0.23%, 5/6/11	11,105	11,105
Kentucky Economic Dev. Fin. Auth., Baptist Healthcare VRDN, 0.25%, 5/2/11	14,375	14,375
Kentucky Economic Dev. Fin. Auth., Catholic Health Initatives VRDN, 0.22%, 5/6/11	9,700	9,700
King County, GO, VRDN, 0.22%, 5/6/11	29,000	29,000
Los Angeles County Metropolitan Transportation Auth. VRDN, 0.22%, 5/6/11	17,800	17,800
Loudoun County IDA, Howard Hughes Medical Institute VRDN, 0.23%, 5/6/11	25,335	25,335
Lynchburg IDA, Centra Health, VRDN, 0.27%, 5/6/11	11,750	11,750
Lynchburg IDA, Centra Health, VRDN, 0.27%, 5/6/11	5,100	5,100
Maryland Economic Dev. Corp., Constellation Energy, VRDN 0.24%, 5/6/11	18,000	18,000
Massachusetts HEFA, Harvard Univ., VRDN, 0.20%, 5/6/11	4,825	4,825
Massachusetts HEFA, Partners Healthcare, VRDN 0.18%, 5/6/11	20,000	20,000

Metropolitan Transportation Auth., Dedicated Tax Fund, VRDN 0.25%, 5/6/11	17,280	17,280
Michigan Fin. Auth., GO, VRDN, 0.25%, 5/6/11	25,000	25,000
Mississippi Hosp. Equipment & Fac. Auth., North Mississippi Health, VRDN, 0.26%, 5/6/11	26,129	26,129
Missouri HEFA, SSM Health Care, VRDN, 0.26%, 5/6/11	5,000	5,000
Montgomery County Housing Opportunities Commission Single Family, VRDN, 0.27%, 5/6/11	6,000	6,000
Montgomery County Housing Opportunities Commission Single Family, VRDN, 0.28%, 5/6/11	6,500	6,500
Murray City, IHC Health Services, VRDN, 0.23%, 5/2/11	36,880	36,880
Murray City, IHC Health Services, VRDN, 0.26%, 5/2/11	31,670	31,670
Nassau County Interim Fin. Auth., Sales Tax, VRDN 0.24%, 5/6/11 (7)	27,400	27,400
Nebraska Ed. Fin. Auth., Creighton Univ., VRDN, 0.26%, 5/2/11	36,345	36,345
Nebraska Investment Fin. Auth., Single Family, VRDN 0.25%, 5/6/11	50,000	50,000
New Mexico Fin. Auth., VRDN, 0.21%, 5/6/11	14,800	14,800
New York City, GO, VRDN, 0.24%, 5/6/11	43,555	43,555
New York State Housing Fin. Agency, 17th & 10th Associates VRDN, 0.23%, 5/6/11	6,800	6,800
New York State Housing Fin. Agency, River Place II, VRDN 0.34%, 5/6/11	41,900	41,900
New York State Urban Dev. Corp., Personal Income Tax, VRDN 0.22%, 5/6/11	19,845	19,845
North Carolina Medical Care Commission, Moses Cone Health VRDN, 0.24%, 5/6/11	16,000	16,000
North Carolina Medical Care Commission, WakeMed, VRDN 0.28%, 5/6/11	7,645	7,645
Ohio, Common Schools, GO, VRDN, 0.20%, 5/6/11	20,290	20,290
Ohio Higher Ed. Fac. Commission, Cleveland Clinic Health VRDN, 0.23%, 5/2/11	22,300	22,300
Orange County Sanitation Dist., VRDN, 0.22%, 5/2/11	11,700	11,700

Orange County Sanitation Dist., VRDN, 0.22%, 5/2/11	21,600	21,600
Saint Mary Hosp. Auth., Catholic Health Initiatives, VRDN 0.23%, 5/6/11	22,300	22,300
Southern California Public Power Auth., VRDN, 0.24%, 5/2/11	13,000	13,000
Southern Ute Indian Tribe, VRDN, 0.45%, 5/6/11	13,905	13,905
Tarrant County Cultural Ed. Fac. Fin. Corp., Dallas Methodist Hosp., VRDN, 0.28%, 5/2/11	10,770	10,770
Texas, Veterans Housing, VRDN, 0.23%, 5/6/11	10,305	10,305
Texas, Veterans Housing, VRDN, 0.23%, 5/6/11	5,780	5,780
Texas, Veterans Housing, VRDN, 0.24%, 5/6/11	41,560	41,560
Texas, Veterans Housing, VRDN, 0.30%, 5/6/11	4,595	4,595
Univ. of Michigan Regents Hosp., VRDN, 0.22%, 5/6/11	11,475	11,475
Univ. of South Florida Fin. Corp., VRDN, 0.29%, 5/6/11	19,700	19,700
Univ. of South Florida Fin. Corp., VRDN, 0.29%, 5/6/11 (6)	11,825	11,825
Virginia Commonwealth Univ. Health Auth., VRDN 0.23%, 5/6/11 (6)	14,550	14,550
Wisconsin HEFA, Froedtert & Community Health, VRDN 0.25%, 5/6/11	17,885	17,885
Wisconsin HEFA, ProHealth Care, VRDN, 0.30%, 5/2/11	9,050	9,050
Wisconsin Housing & Economic Dev. Auth., Home Ownership, Single Family, VRDN, 0.26%, 5/6/11	4,475	4,475
Wisconsin Housing & Economic Dev. Auth., Multi-Family, VRDN 0.23%, 5/6/11	41,265	41,265
Total Variable Rate Demand Notes (Cost $2,068,604)		2,068,604
Total Investments in Securities 99.8% of Net Assets (Cost $5,432,336)		**$ 5,432,336**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors" -- total value of such securities at period-end amounts to $901,171 and represents 16.6% of net assets.

(2) Yankee certificates of deposit are issued by U.S. branches of foreign banks.

(3) Domestic certificates of deposit are issued by domestic branches of U.S. banks.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Summit Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Cash Reserves Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. On April 30, 2011, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession, but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2010, the fund had $3,570,000 of unused capital loss carryforwards, which all expire in fiscal 2016.

At April 30, 2011, the cost of investments for federal income tax purposes was $5,432,336,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Price Associates may voluntarily waive all or a portion of its management fee to the extent necessary for the fund to maintain a zero or positive net yield. Any amounts waived under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary waiver at any time without prior notice. For the six months ended April 30, 2011, the total management fees waived were $3,417,000.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At April 30, 2011, approximately 3% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated to the fund under these special servicing agreements are borne by Price Associates, pursuant to its all-inclusive fee agreement. At April 30, 2011, none of the outstanding shares of the fund were held by the Spectrum Funds and less than 1% were held by the Retirement Funds.

During November 2010, Price Associates contributed $3,410,000 to the fund to offset the effect of cumulative net losses realized by the fund. The payment did not affect the fund’s total return for the six months ended April 30, 2011.

As of April 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 836,610,271 shares of the fund, representing 15% of the fund’s net assets.

NOTE 6 - INTERFUND BORROWING PROGRAM

Price Associates has developed a program that provides temporary liquidity under an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, the fund may lend up to 15% of its net assets and no more than 5% of its net assets may be lent to any one borrower. Loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended April 30, 2011, the fund earned $1,000 in interest income related to loans made to other funds on three days in the average amount of $11,533,333 and at an average annual rate of 1.17%. At April 30, 2011, there were no loans outstanding.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. The Board noted that, under the Contract, the fund pays the Advisor a single fee based on the fund’s assets and that the Advisor, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for comparable funds and the fund’s total expense ratio was at or below the median for comparable funds. (For these purposes, the Board assumed the fund’s management fee rate was equal to the single fee less the fund’s operating expenses and the portion of the management fee that the Advisor elected to waive. The Board also assumed that the fund’s total expense ratio was reduced as a result of any applicable fee waivers or expenses paid by the Adviser.) The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 16, 2011